SUPPLEMENT DATED JULY 9, 1999, TO
                      THE PROSPECTUS DATED MAY 1, 1999, FOR
                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                     AND ITS
                        SECURITY LIFE SEPARATE ACCOUNT L1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The following sentence is added to the end of the second enumerated item in the "Monthly Deductions from Your Account Value" subsection on page 9 and to the end of the first paragraph in the "Monthly Administrative Charge" subsection on page 53:

     "This charge applies to the first $2,500,000 of the greater of the stated death benefit or the target death benefit."


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